UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2003

GEERLINGS & WADE, INC.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	000-24048	04-2935863
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

960 Turnpike Street, Canton, MA 02021

(Address of Principal Executive Offices)     (Zip Code)

Registrant’s Telephone Number, including Area Code: (781) 821-4152

Page 1 of 4 Pages.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is filed as part of this Report.

Exhibit Number	Description
99.1	Press Release of Geerlings & Wade, Inc. dated August 5, 2003.

Item 12.    Results of Operations and Financial Condition.

On August 5, 2003, Geerlings & Wade, Inc. issued a press release announcing its financial results for its second quarter ended June 30, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEERLINGS & WADE, INC.

By:	/s/ DAVID R. PEARCE
Name: David R. Pearce Title: Chief Financial Officer

Date: August 11, 2003

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Geerlings & Wade, Inc. dated August 5, 2003.

4